UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST

(Exact name of registrant as specified in its charter)

666 Third Avenue, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Van Eck Associates Corporation

666 Third Avenue
New York, N.Y. 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1.	REPORT TO SHAREHOLDERS.

ANNUAL REPORT November 30, 2016

VANECK VECTORSTM

High Income MLP ETF	YMLP®

High Income Infrastructure MLP ETF	YMLI®

800.826.2333 vaneck.com

The information contained in the management discussion represents the opinions of VanEck Vectors ETF Trust and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck Vectors ETF Trust are as of November 30, 2016, and are subject to change.

VANECK VECTORS MLP ETFs

(unaudited)

Dear Shareholder:

We are pleased to present this report for the two Master Limited Partnership (MLP) exchange-traded funds (ETFs) of the VanEck Vectors ETF Trust for the 12-month period ended November 30, 2016.

Commodities Prices Hit Bottom in First Quarter 2016

At the end of December 2015, we were in the 14th month of a commodities bear market and commodity downturns have generally lasted 18 months. If it was a normal cycle — and unless commodity prices fell much further — our analyses suggested a bottom occurring during the first half of 2016, more likely within the first quarter.

On the evidence of the markets over the first half of 2016 and the following five months, it appears that we were, indeed, in a normal cycle and that a bottom did occur in the first quarter. The rebound in the price of crude oil helps to illustrate this.

WTI Brent Crude Futures Contract Prices1

12/1/2015 - 11/30/2016

Source: FactSet as of November 30, 2016. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Continuing Rise in Oil Prices May Benefit MLPs

Going forward, we believe that both funds may stand to benefit not only from the oil production cuts announced by OPEC at the end of November, but also (if they are implemented) from the subsequent cuts announced by non-OPEC oil producing countries.

Please stay in touch with us through our website (vaneck.com) on which we offer videos, blogs, and email subscriptions. Should you have any questions, please contact us at 800.826.2333 or visit vaneck.com.

Thank you for participating in the VanEck Vectors ETF Trust. On the following pages, you will find the performance record of the two funds for the 12-month period ending November 30, 2016. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

December 22, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of New York Mercantile Exchange’s oil futures contracts.

1

VANECK VECTORS MLP ETFs

(unaudited)

Management Discussion

Neither Fund traded as VanEck Vectors ETFs for the entire 12-month reporting period.

The performance of both funds was affected by the uptick in crude oil prices during the period under review.

High Income MLP

For the 12 months ended November 30, 2016, the VanEck Vectors High Income ETF (NYSE Arca: YMLP) lost 8.40% on a total return basis.1

The fund declined specifically as a result of its more upstream exposure to MLPs involved in the oil and gas industries. While those MLPs in the coal and consumable fuels, commodity chemical, and steel industries contributed positively to performance, their positive contributions provided little counterbalance to the negative performance of the upstream oil and gas MLPs.

High Income Infrastructure MLP

For the 12 months ended November 30, 2016, the VanEck Vectors High Income Infrastructure MLP ETF (NYSE Arca: YMLI) gained 22.08% on a total return basis.1

YMLI remains focused on the midstream segment of the MLP sector and benefited from the up-tick in oil prices during the period under review.

As we mentioned in our letter at the end of June this year, while business fundamentals will, of course, vary for each individual midstream MLP depending on basin exposure, pipeline types (i.e., natural gas, refined products, crude oil), contract types, and counterparties, certain partnerships have been better positioned than others to withstand a “lower for longer” commodity price environment.

The majority of the MLPs in the oil and gas storage and transportation subindustry (in which the fund remains predominantly invested) contributed positive performance, as did the two MLPs in the oil and gas refining and marketing subindustry. A number of MLPs involved in natural gas midstream activities, in particular, detracted from performance. Their negative contributions, however, provided little counterbalance to the positive performance the MLPs in the fund.

[1]	Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.
2

VANECK VECTORS HIGH INCOME MLP ETF

PERFORMANCE COMPARISON

November 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	YMLPTR[2]	SPTR[3]
One Year (annualized)	(7.98)%	(8.40)%	(9.02)%	8.06%
One Year (cumulative)	(7.98)%	(8.40)%	(9.02)%	8.06%
Life* (annualized)	(16.84)%	(16.78)%	(15.82)%	12.92%
Life* (cumulative)	(58.13)%	(57.99)%	(55.65)%	77.48%
* since 3/12/2012

VanEck Vectors High Income MLP ETF (the “Fund”) is the successor to the Yorkville High Income MLP ETF pursuant to reorganizations that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income MLP ETF.

Commencement date for the VanEck Vectors High Income MLP ETF was 3/12/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/12/12) to the first day of secondary market trading in shares of the Fund (3/13/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

3

VANECK VECTORS HIGH INCOME MLP ETF

PERFORMANCE COMPARISON

November 30, 2016 (unaudited) (continued)

[2]	Solactive High Income MLP Index (YMLPTR) is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. To be eligible for inclusion in the Index, a company must be structured as an MLP and be classified as a “High Income” MLP.

[3]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Solactive High Income MLP Index was created and is maintained by Solactive. Solactive is a leading company in the structuring and indexing business for institutional clients. More information about the Index, including a list of constituents may be reviewed on Solactive’s website: www.solactive.com.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

4

VANECK VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

PERFORMANCE COMPARISON

November 30, 2016 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	YMLITR[2]	SPTR[3]
One Year (annualized)	24.37%	22.08%	22.95%	8.06%
One Year (cumulative)	24.37%	22.08%	22.95%	8.06%
Life* (annualized)	(0.33)%	(0.38)%	1.65%	12.64%
Life* (cumulative)	(1.24)%	(1.42)%	6.42%	57.18%
* since 2/11/2013

VanEck Vectors High Income Infrastructure MLP ETF (the “Fund”) is the successor to the Yorkville High Income Infrastructure MLP ETF pursuant to reorganizations that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income Infrastructure MLP ETF.

Commencement date for the VanEck Vectors High Income Infrastructure MLP ETF was 2/11/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/11/13) to the first day of secondary market trading in shares of the Fund (2/12/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Solactive High Income Infrastructure MLP Index (YMLITR) is a rules-based index designed to provide investors a means of tracking the
5

VANECK VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

PERFORMANCE COMPARISON

November 30, 2016 (unaudited) (continued)

performance of selected MLPs which are publicly traded on a U.S. securities exchange. To be eligible for inclusion in the Index, a company must be structured as an MLP and be classified as an “Infrastructure” MLP.

[3]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Solactive High Income Infrastructure MLP Index was created and is maintained by Solactive. Solactive is a leading company in the structuring and indexing business for institutional clients. More information about the Index, including a list of constituents may be reviewed on Solactive’s website: www.solactive.com.

PREMIUM/DISCOUNT INFORMATION

(unaudited)

Information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

6

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2016 to November 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account	Account	Expense	Expenses
	Value	Value	Ratio During	Paid During
	June 1, 2016	November 30, 2016	Period(1)	the Period
High Income MLP ETF*
Actual	$1,000.00	$1,154.20	0.82%	$4.42
Hypothetical**	$1,000.00	$1,020.90	0.82%	$4.14
High Income Infrastructure MLP ETF*
Actual	$1,000.00	$1,108.80	0.83%	$4.38
Hypothetical**	$1,000.00	$1,020.85	0.83%	$4.19

(1)	Tax benefit/(expense) is not included in the ratio calculation.
*	Expenses are equal to each Fund’s annualized expense ratio (for the six months ended November 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
7

VANECK VECTORS HIGH INCOME MLP ETF

SCHEDULE OF INVESTMENTS

November 30, 2016

Number of Shares		Value

MASTER LIMITED PARTNERSHIPS: 99.3%
Energy: 76.7%
265,694	Alliance Holdings GP LP	$7,694,498
298,161	Alliance Resource Partners LP	7,066,416
341,372	Archrock Partners LP	5,441,470
267,849	Black Stone Minerals LP	4,995,384
257,792	Calumet Specialty Products Partners LP	1,031,168
154,338	CrossAmerica Partners LP	4,012,788
176,142	Enviva Partners LP	4,967,204
225,306	GasLog Partners LP	4,584,977
279,907	Global Partners LP	4,422,531
263,495	Golar LNG Partners LP	5,870,668
228,181	KNOT Offshore Partners LP	4,974,346
463,772	NGL Energy Partners LP	8,602,971
115,741	Sunoco LP	2,789,358
339,123	USA Compression Partners LP	6,080,475
		72,534,254
Number of Shares		Value

Materials: 13.3%
146,767	Ciner Resources LP	$4,549,777
188,658	SunCoke Energy Partners LP	3,735,428
205,824	Westlake Chemical Partners LP	4,322,304
		12,607,509
Utilities: 9.3%
88,573	AmeriGas Partners LP	3,975,156
214,477	Ferrellgas Partners LP	1,192,492
128,862	Suburban Propane Partners LP	3,650,661
		8,818,309
Total Master Limited Partnerships (Cost $99,600,330)		93,960,072
MONEY MARKET FUND: 0.1%
61,688	Dreyfus Government Cash Management Fund
(Cost $61,688)		61,688
Total Investments: 99.4% (Cost $99,662,018)		94,021,760
Other Assets in Excess of Liabilities: 0.6%		541,325
NET ASSETS: 100.0%		$94,563,085

GP—General Partner

LP—Limited Partner

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	77.1%	$72,534,254
Materials	13.4%	12,607,509
Utilities	9.4%	8,818,309
Money Market Fund	0.1%	61,688
	100.0%	$94,021,760

As of November 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There were no transfers between levels during the year ended November 30, 2016.

The accompanying notes are an integral part of the financial statements.

8

VANECK VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

SCHEDULE OF INVESTMENTS

November 30, 2016

Number of Shares		Value

MASTER LIMITED PARTNERSHIPS: 98.5%
Energy: 98.5%
40,825	Antero Midstream Partners LP	$1,150,040
80,779	Columbia Pipeline Partners LP	1,385,360
109,095	Crestwood Equity Partners LP	2,443,728
39,840	DCP Midstream Partners LP	1,379,659
59,611	Enbridge Energy Partners LP	1,472,392
133,993	Energy Transfer Equity LP	2,281,901
37,028	Energy Transfer Partners LP	1,300,423
90,300	EnLink Midstream Partners LP	1,582,056
14,077	Equities Midstream Partners LP	1,030,859
33,109	Genesis Energy LP	1,156,828
31,031	Holly Energy Partners LP	1,001,060
53,790	Martin Midstream Partners LP	914,430
36,290	MPLX LP	1,192,126
25,738	NuStar Energy LP	1,228,732
33,320	ONEOK Partners LP	1,392,776
44,987	Plains All American Pipeline LP	1,482,322
46,112	Plains GP Holdings LP, Cl A	1,621,298
21,191	Spectra Energy Partners LP	900,405
66,935	Summit Midstream Partners LP	1,502,691
41,362	Sunoco Logistics Partners LP	979,866
57,978	Tallgrass Energy GP LP, Cl A	1,403,068
27,176	Tallgrass Energy Partners LP	1,272,924
23,399	Tesoro Logistics LP	1,102,795
24,583	Western Gas Partners LP	1,402,952
53,331	Williams Partners LP	1,946,582
Total Master Limited Partnerships (Cost $34,767,116)		34,527,273
Number of Shares		Value

MONEY MARKET FUND: 0.0%
12,926	Dreyfus Government Cash Management Fund
(Cost $12,926)		$12,926
Total Investments: 98.5% (Cost $34,780,042)		34,540,199
Other Assets in Excess of Liabilities: 1.5%		529,446
NET ASSETS: 100.0%		$35,069,645

Cl—Class

GP—General Partner

LP—Limited Partner

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	100.0%	$34,527,273
Money Market Fund	0.0%	12,926
	100.0%	$34,540,199

As of November 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There were no transfers between levels during the year ended November 30, 2016.

The accompanying notes are an integral part of the financial statements.

9

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2016

	High Income MLP ETF		High Income Infrastructure MLP ETF
Assets:
Investments, at value (1)	$94,021,760		$34,540,199
Income Tax Receivable	621,315		555,550
Total assets	94,643,075		35,095,749

Liabilities:
Payable due to Adviser	63,405		23,087
Payable for Franchise Taxes	16,585		3,017
Total liabilities	79,990		26,104
NET ASSETS	$94,563,085		$35,069,645
Shares Outstanding	3,719,161	#	2,350,000
Net Asset Value, redemption and offering price per share	$25.43		$14.92

Net Assets Consist of:
Aggregate paid in capital	$306,531,888		$45,986,926
Distributions in Excess of Net Investment Income, Net of Deferred Taxes	(27,303,944)		(3,215,013)
Accumulated Net Realized Loss on Investments, Net of Deferred Taxes	(179,408,495)		(7,462,425)
Net Unrealized Depreciation on Investments, Net of Deferred Taxes	(5,256,364	)†	(239,843)
Net Assets	$94,563,085		$35,069,645
(1) Cost of Investments	$99,662,018		$34,780,042

#	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9).
†	Inclusive of an unrealized tax benefit of $383,894.

The accompanying notes are an integral part of the financial statements.

10

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2016

	High Income MLP ETF	High Income Infrastructure MLP ETF
Income:
Dividends	$1,125,326	$—
Distributions from Master Limited Partnerships	8,908,572	2,729,891
Less: Return of Capital Distributions	(9,561,545)	(2,729,891)
Total income (loss)	472,353	—

Expenses:
Management fees	720,974	252,416
Franchise taxes	50,634	15
Interest expense	1,316	1,082
Total expenses	772,924	253,513
Net investment loss, before taxes	(300,571)	(253,513)
Income tax benefit/(expense), net of valuation allowance	—	(318,478)
Net investment loss, net of taxes	(300,571)	(571,991)

Net realized gain/(loss) on:
Investments	(96,699,318)	(8,654,054)
Income tax benefit/(expense), net of valuation allowance	—	428,263
Net realized loss on investments, net of taxes	(96,699,318)	(8,225,791)

Net change in unrealized appreciation on:
Investments	84,413,046	14,717,651
Income tax benefit/(expense), net of valuation allowance	—	(74,660)
Net change in unrealized appreciation on investments, net of taxes	84,413,046	14,642,991
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,586,843)	$5,845,209

The financial statements include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

The accompanying notes are an integral part of the financial statements.

11

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	High Income MLP ETF		High Income Infrastructure MLP ETF
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015
Operations:
Net investment income (loss), net of taxes	$(300,571)	$415,878	$(571,991)	$(282,375)
Net realized loss on investments, net of taxes	(96,699,318)	(88,294,806)	(8,225,791)	(1,232,894)
Net change in unrealized appreciation (depreciation) on investments, net of taxes	84,413,046	(62,159,788)	14,642,991	(18,389,196)
Net increase (decrease) in Net Assets resulting from operations	(12,586,843)	(150,038,716)	5,845,209	(19,904,465)

Distributions to shareholders:
Return of Capital	(9,588,385)	(27,412,000)	(2,600,750)	(3,390,000)

Share transactions:**
Proceeds from sale of shares	11,402,923	47,615,634	2,977,971	19,792,366
Cost of shares redeemed	(18,698,213)	(31,265,298)	(5,208,314)	(9,202,526)
Increase (decrease) in Net Assets from share transactions	(7,295,290)	16,350,336	(2,230,343)	10,589,840
Total increase (decrease) in Net Assets	(29,470,518)	(161,100,380)	1,014,116	(12,704,625)
Net Assets, beginning of period	124,033,603	285,133,983	34,055,529	46,760,154
Net Assets, end of period†	$94,563,085	$124,033,603	$35,069,645	$34,055,529
† Includes distributions in excess of net investment loss	$(27,303,943)	$(27,003,373)	$(3,215,013)	$(2,643,022)

**Shares of Common Stock Issued (no par value)
Shares sold	560,000 #	3,750,000 #	200,000	950,000
Shares redeemed	(800,839)#	(3,200,000)#	(400,000)	(550,000)
Net increase (decrease)	(240,839)	550,000	(200,000)	400,000

#	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9). Share activity has been adjusted to reflect the share split.

The financial statements include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

The accompanying notes are an integral part of the financial statements.

12

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	High Income MLP ETF #
	For the Years Ended November 30,							For the Period March 12, 2012(d) through November 30,
	2016		2015		2014		2013	2012
Net asset value, beginning of period	$31.30		$74.05		$89.95		$89.35	$100.00
Income from investment operations:
Net investment income (loss)*	(0.02)		0.10		(0.20)		(0.15)	0.15
Return of capital	0.75		5.75		7.20		7.35	5.65
Net realized and unrealized gain (loss) on investments	(4.06)		(41.90)		(15.15)		1.60 (e)	(10.40)
Total from investment operations	(3.33)		(36.05)		(8.15)		8.80	(4.60)
Less distribution from:
Net investment income (loss)	—		—		(1.40)		—	(0.10)
Return of capital	(2.54)		(6.70)		(6.35)		(8.20)	(5.95)
Total distributions	(2.54)		(6.70)		(7.75)		(8.20)	(6.05)
Net asset value, end of period	$25.43		$31.30		$74.05		$89.95	$89.35
Total return (a)	(8.40)%		(51.42)%		(10.17)%		9.98%	(4.51	)%(h)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$94,563		$124,034		$285,134		$253,705	$89,340
Ratio of expenses, excluding income tax benefit/(expense), to average net assets	0.88	%(g)	0.85	%(g)	0.83	%(g)	0.82%	0.82	%(f)
Ratio of total expenses to average net assets (b)	0.88%		0.56%		(1.34)%		4.65%	0.82	%(f)
Ratio of net investment income/(loss) excluding income tax benefit/(expense) to average net assets	(0.34)%		(0.10)%		(0.23)%		(0.24)%	0.25	%(f)
Ratio of net investment income/(loss) to average net assets (c)	(0.34)%		0.19%		(0.19)%		(0.17)%	0.25	%(f)
Portfolio turnover rate (i)	46%		62%		44%		37%	2	%(h)

The financial highlights include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

#	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9). Per share data has been adjusted to reflect the share split.
*	Per share data calculated using average shares method.
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date (ex-date for periods prior to February 21, 2016) and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Net income tax expense for the ratio calculation is derived from net investment income (loss) and realized and unrealized gains (losses).
(c)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(d)	Commencement of operations.
(e)	Realized and unrealized gains and losses per share may not reconcile with the aggregate gains and losses in the Statement of Operations due to timing of purchases and sales during the period.
(f)	Annualized.
(g)	Includes franchise tax expenses. Without franchise tax expenses, the net ratio would be 0.82%.
(h))	Not annualized.
(i)	Portfolio turnover rates exclude securities received as a result of processing in-kind capital share transactions.

The accompanying notes are an integral part of the financial statements.

13

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	High Income Infrastructure MLP ETF
	For the Years Ended November 30,					For the Period February 11, 2013(d) through November 30,
	2016	2015		2014		2013
Net asset value, beginning of period	$13.36	$21.75		$21.15		$20.00
Income from investment operations:
Net investment income (loss)*	(0.25)	(0.10)		(0.12)		(0.09)
Return of capital	1.17	1.22		1.27		1.08
Net realized and unrealized gain (loss) on investments	1.77	(8.31)		1.01		1.15
Total from investment operations	2.69	(7.19)		2.16		2.14
Less distributions from:
Net investment income (loss)	—	—		(0.72)		—
Return of capital	(1.13)	(1.20)		(0.84)		(0.99)
Total distributions	(1.13)	(1.20)		(1.56)		(0.99)
Net asset value, end of period	$14.92	$13.36		$21.75		$21.15
Total return (a)	22.08%	(34.18)%		10.53%		11.00	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,070	$34,056		$46,760		$33,841
Ratio of expenses, excluding income tax benefit/(expense), to average net assets	0.82%	0.84	%(f)	0.84	%(f)	0.82	%(e)
Ratio of total expenses to average net assets (b)	0.71%	(4.69)%		5.91%		6.92	%(e)
Ratio of net investment income/(loss) excluding income tax benefit/(expense) to average net assets	(0.82)%	(0.84)%		(0.84)%		(0.82	)%(e)
Ratio of net investment income/(loss) to average net assets (c)	(1.85)%	(0.54)%		(0.54)%		(0.53	)%(e)
Portfolio turnover rate (h)	42%	38%		47%		0.00	%(g)

The financial highlights include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

*	Per share data calculated using average shares method.
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date (ex-date for periods prior to February 21, 2016) and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Net income tax expense for the ratio calculation is derived from net investment income (loss) and realized and unrealized gains (losses).
(c)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Includes franchise tax expenses. Without franchise tax expenses, the net ratio would be 0.82%.
(g)	Not annualized.
(h)	Portfolio turnover rates exclude securities received as a result of processing in-kind capital share transactions.

The accompanying notes are an integral part of the financial statements.

14

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of November 30, 2016, offers sixty investment portfolios, each of which represents a separate series of the Trust.

The financial statements herein relate to the following funds: the High Income MLP ETF and the High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”).

On February 22, 2016, the shareholders of the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for (a) the transfer of all the assets and assumption of certain of the liabilities of the Predecessor Funds, (b) the issuance of shares of the Funds to the shareholders of the Predecessor Funds; and (c) the liquidation and termination of the Predecessor Funds. The effective date of the Reorganization was February 22, 2016. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Funds. The financial statements and financial highlights include the financial information of the Predecessor Funds through February 21, 2016.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds.

A.	Return of Capital Estimates—Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) after their tax reporting periods are concluded.

B.	Master Limited Partnerships—Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in
15

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

C.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

D.	Federal and Other Income Taxes—Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code due to the Funds’ concentration in MLP securities and are taxed as regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. Currently the
16

maximum marginal regular federal income tax rate for a regular C-corporation is 35% for taxable income more than $10 million. The Funds may be subject to a 20% alternative minimum tax on their federal alternative minimum taxable income to the extent that their alternative minimum tax exceeds their regular federal income tax. High Income Infrastructure MLP ETF is currently using an estimated 36.10% tax rate for federal, state and local tax which is composed of a 34% marginal federal tax rate and an assumed 2.10% rate attributable to state taxes (net of federal benefit). High Income MLP ETF is currently using an estimated 38.06% tax rate for federal, state and local tax which is composed of a 35% marginal federal tax rate and an assumed 3.06% state tax rate (net of federal benefit).

As a consequence of being taxed as a C-corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities and increasing the Funds’ deferred tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Funds.

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Funds will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any current or deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. As a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

E.	Dividends and Distributions to Shareholders—Each Fund distributes substantially all of its net investment income quarterly. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. This estimate is based on the Funds’ operating results during the period. It is anticipated that a portion of their distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal
17

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

year. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2017.

F.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.82% of each Fund’s average daily net assets. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

Prior to the Reorganization, Exchange Traded Concepts, LLC (the “former Adviser”) served as the investment adviser to the Funds. Yorkville ETF Advisors, LLC (the “former Investment Sub-Adviser”) and Penserra Capital Management LLC (the “former Trading Sub-Adviser”) served as sub-advisers to the Funds.

For the services it had provided to each Fund, each Fund paid the former Adviser a fee, which was calculated daily and paid monthly, at an annual rate of 0.82% on the average daily net assets of each Fund. Under the prior Advisory Agreement, the former Adviser had agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The former Adviser had retained the former Investment Sub-Adviser to be responsible for the day-to-day management of the Funds and the former Trading Sub-Adviser to be responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the former Investment Sub-Adviser or in connection with any rebalancing or reconstitution of the Index or Infrastructure Index.

There is no Sub-Advisory Agreement as of the date of the Reorganization.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ “Distributor”. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Prior to the Reorganization, SEI Investments Distribution Co. served as the Funds’ underwriter and distributor of Shares pursuant to a Distribution Agreement.

Note 4—Investments—For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. Government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold
High Income MLP ETF	$41,783,086	$70,056,595
High Income Infrastructure MLP ETF	13,028,266	20,975,614
18

Note 5—Income Taxes—The High Income MLP ETF and High Income Infrastructure MLP ETF income tax expense/(benefit) for the period ended November 30, 2016 consists of the following:

High Income MLP ETF	Current Expense/ (Benefit)	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$—	$(4,389,984)	$(4,389,984)
State (net of Federal)	—	(1,249,113)	(1,249,113)
Change in valuation allowance	—	5,639,097	5,639,097
Total	$—	$—	$—

High Income Infrastructure MLP ETF	Current Expense/ (Benefit)	Deferred Expense/ (Benefit)	Total Expense/ (Benefit)
Federal	$(33,309)	$1,996,790	$1,963,481
State (net of Federal)	(1,816)	85,646	83,830
Change in valuation allowance	—	(2,082,436)	(2,082,436)
Total	$(35,125)	$—	$(35,125)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Year Ended November 30, 2016
High Income MLP ETF	Amount	Rate
Income tax expense/(benefit)	$(4,405,395)	(35.00)%
State income tax, net of Federal benefit	(385,203)	(3.06)%
Permanent differences, net	22,482	0.18%
Change in estimated state deferred rate	(867,641)	(6.89)%
Other expense/(benefit)	(3,340)	(0.03)%
Change in valuation allowance	5,639,097	44.80%
Net income tax expense/(benefit)	$—	—%

	For the Year Ended November 30, 2016
High Income Infrastructure MLP ETF	Amount	Rate
Income tax expense/(benefit) at statutory rate	$1,975,465	34.00%
State tax benefit (net of Federal)	121,965	2.10%
Permanent differences, net	3,205	0.06%
Change in estimated state deferred rate	(36,655)	(0.63)%
Other expense/(benefit)	(16,669)	(0.29)%
Change in valuation allowance	(2,082,436)	(35.84)%
Net income tax expense/(benefit)	$(35,125)	(0.60)%
19

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Components of each Fund’s deferred tax assets and liabilities are as follows:

	For the Year Ended November 30, 2016
	High Income MLP ETF	High Income Infrastructure MLP ETF
Deferred Tax Assets:
Unrealized loss on investments	$2,743,474	$—
Net operating loss carryforward	2,791,021	1,250,217
Capital loss carryforward	64,906,163	2,354,887
AMT Credit Carryforward	39,212	—
Other	15,508	1,704
Total Deferred Tax Assets	$70,495,378	$3,606,808
Valuation Allowance	(70,495,378)	(3,200,038)
Net Deferred Tax Assets	$—	$406,770
Deferred Tax Liabilities:
Unrealized gain on investments	$—	$(406,770)
Total Deferred Tax Liabilities	$—	$(406,770)
Net Deferred Tax Asset/(Liability)	$—	$—

The Funds review the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). High Income MLP ETF has recorded a valuation allowance of $70,495,378 of the net deferred tax asset and High Income Infrastructure MLP ETF has recorded a valuation allowance of $3,200,038 of the net deferred tax asset at November 30, 2016 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Funds will be subject to taxation on their taxable income, the NAV of Funds shares will also be reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits.

For the Year Ended November 30, 2016
	High Income MLP ETF	High Income Infrastructure MLP ETF
Unrecognized tax benefit (beginning balance)	$—	$—
Changes for prior period positions	—	—
Current period positions	—	—
Settlements	—	—
Lapse of Statute of limitations	—	—
Unrecognized tax benefit (ending balance)	$—	$—

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. Currently, High Income MLP ETF is under IRS examination for the tax-year ended November 30, 2015. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

20

As of November 30, 2016, High Income MLP ETF and High Income Infrastructure MLP ETF had the following expiring net operating losses:

Fund	Origination	Amount	Expiration
High Income MLP ETF	11/30/2012	$454,274	11/30/2032
	11/30/2013	695,798	11/30/2033
	11/30/2014	770,077	11/30/2034
	11/30/2015	1,993,978	11/30/2035
	11/30/2016	3,418,509	11/30/2036
		$7,332,636

Fund	Origination	Amount	Expiration
High Income Infrastructure MLP ETF	11/30/2013	$124,340	11/30/2033
	11/30/2015	2,022,792	11/30/2035
	11/30/2016	1,316,072	11/30/2036
		$3,463,204

As of November 30, 2016, High Income MLP ETF and High Income Infrastructure MLP ETF had the following expiring capital loss carryforward:

Fund	Origination	Amount	Expiration
High Income MLP ETF	11/30/2015	$84,690,433	11/30/2020
	11/30/2016	85,832,549	11/30/2021
		$170,522,982

Fund	Origination	Amount	Expiration
High Income Infrastructure MLP ETF	11/30/2015	$1,251,310	11/30/2020
	11/30/2016	5,271,923	11/30/2021
		$6,523,233

The Funds’ net deferred tax liability and deferred income tax expense includes any prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of the balance sheet date.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2016, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Income MLP ETF	$101,229,480	$11,478,603	$(18,686,323)	$(7,207,720)
High Income Infrastructure MLP ETF	33,413,412	5,065,037	(3,938,250)	1,126,787

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

21

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Capital Share Transactions—As of November 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, or multiples thereof, as follows:

Creation Units
High Income MLP ETF	50,000
High Income Infrastructure MLP ETF	50,000

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended November 30, 2016, the Funds had in-kind contributions as follows:

In-Kind
Contributions
High Income MLP ETF	$11,347,400
High Income Infrastructure MLP ETF	2,976,704

The in-kind contributions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Since the Funds are taxable as a C-Corporation, the Funds’ redemptions will generally result in taxable income or loss to the Funds. Additionally, the Funds expect to effect its redemptions principally for cash, rather than in-kind securities.

Note 7—Concentration of Risk—The Funds’ assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees. These Funds have adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds are included in “Management fees.”

Note 9—Share Split—On June 29, 2016, the VanEck Vectors High Income MLP ETF executed a reverse share split for shareholders of record before the open of markets on June 29, 2016. The effect of this transaction was to divide the number of outstanding shares of the Fund by a ratio of one-for-five, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statement of changes in net assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended November 30, 2016, the following Funds borrowed under this Facility:

22

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	November 30, 2016
High Income MLP ETF	89	$369,698	1.79%	$—
High Income Infrastructure MLP ETF	46	379,772	1.78	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended November 30, 2016, there were no offsets to custodian fees.

Note 12—Recent Accounting Pronouncements—On August 27, 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. The new standard is effective for the annual period ending after December 15, 2016, and all annual and interim periods thereafter. Management is currently evaluating the impact that ASU 2014-15 will have on financial statement disclosure.

Note 13—Regulatory Matters—In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 14—Subsequent Events—The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments will be required to the financial statements.

23

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

November 30, 2016

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of High Income Infrastructure MLP ETF and High Income MLP ETF (two of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of November 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended November 30, 2015 and the financial highlights for periods ended prior to December 1, 2015 were audited by another independent registered public accounting firm whose report, dated January 29, 2016, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Infrastructure MLP ETF and High Income MLP ETF (two of the series constituting VanEck Vectors ETF Trust) at November 30, 2016, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

24

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

November 30, 2016 (unaudited)

Independent Trustees:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015; and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	70	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 – present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	70	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust, and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
25

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

November 30, 2016 (unaudited) (continued)

Officers:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Uwe Eberle, 1965	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, VanEck (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 – January 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
26

Officers:

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
27

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

November 30, 2016 (unaudited)

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors™ ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors High Income MLP ETF and VanEck Vectors High Income Infrastructure MLP ETF (each, a “Fund” and together, the “Funds”). The Board noted that the Funds are the successors of Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF, series of Yorkville ETF Advisers, LLC (“Yorkville”) (the “Predecessor Funds”) as a result of a reorganization (the “Reorganization”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. The Trustees considered the fact that the Funds had limited operational history since the Reorganization that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts and tracking error measurements and performance comparisons were not available from Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

Because the Funds have limited operational history with the Adviser, the Trustees did not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality and extent of the services provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides, under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding interest expense, offering costs, trading expenses, taxes, accrued deferred tax liability and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses to that of other ETFs. The Trustees noted that the information provided showed that each Fund had management fees and a projected total expense ratio greater than the average and median of its peer group of funds. The Trustees reviewed the amount by which the Funds’ projected total expense ratios exceeded the average and median of their peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Funds.

28

The Trustees reviewed each Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

29

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	MLPAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, R. Alastair Short and Richard Stamberger, members of the Audit and Governance Committees, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is November 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2016 were $50,000. The aggregate Audit Fees of Cohen & Company, Ltd. (Cohen) for the fiscal year ended November 30, 2015 were $81,800.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Cohen for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal year ended November 30, 2016 were $127,800. For the fiscal year ended November 30, 2015, the aggregate Tax Fees of Cohen billed for other tax services performed were $6,000.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by

Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Cohen for the fiscal year 2015 were $6,000.

The aggregate non-audit fees billed by Ernst & Young for services rendered to the registrant’s investment adviser during the fiscal year 2015 were $50,000.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING PLOICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH
(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) John J. Crimmins, Treasurer & CFO

Date: February 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) Jan F. van Eck, CEO

Date: February 8, 2017

By (Signature and Title) John J. Crimmins, Treasurer & CFO

Date: February 8, 2017